UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 9, 2025

Vacasa, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41130	87-1995316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 NW 13th Avenue
Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)
(503) 946-3650
(Registrant's telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

EXPLANATORY NOTE

This Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”), filed by Vacasa, Inc. with the Securities and Exchange Commission on April 10, 2025 to correct ministerial errors in the version of the Investor Presentation filed as Exhibit 99.1 to the Original 8-K. Effective upon the filing of this Form 8-K/A, Exhibit 99.1 of the Original 8-K is replaced and superseded in its entirety by Exhibit 99.1 to this Form 8-K/A. All disclosure in the Original 8-K otherwise remains unchanged.

Item 7.01	Regulation FD Disclosure

On April 9, 2025, Vacasa, Inc. (the “Company”) began using the materials included in Exhibit 99.1 to this report in connection with presentations to investors and advisory firms.

 The information provided in this Item 7.01, including the accompanying Exhibit 99.1, shall be deemed “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of such section, nor shall it be incorporated by reference in any filing made by the Company pursuant to the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
99.1	Investor Presentation.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

	By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer

Dated: April 11, 2025

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